UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 22, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 21, 2023, the record date for the Annual Meeting, 142,427,079 shares of the Company’s common stock were outstanding and entitled to vote.

The following matters were submitted at the Annual Meeting, including any adjournments thereof, to the stockholders for consideration:

Proposal 1.	Election of two independent directors
Proposal 2.	Advisory vote to approve the Company’s named executive offer compensation
Proposal 3.	Advisory vote on the frequency of the advisory vote on executive compensation
Proposal 4.	Authorization of the Company to sell or issue shares of its common stock at a price below its then-current NAV per share, subject to the conditions set forth in Proposal 4
Proposal 5.	Ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent public accountant for the fiscal year ending December 31, 2023

Pursuant to Article II, Section 5 of the Company’s Bylaws, the chair of the Annual Meeting adjourned the Annual Meeting without opening the polls with respect to Proposal 4. The Annual Meeting will reconvene with respect to Proposal 4 at the same virtual location on July 20, 2023 at 9:00 a.m. Pacific Time.

With respect to Proposals 1, 2, 3 and 5, stockholders (i) elected each of Robert P. Badavas and Pam Randhawa to serve as a Class I independent director until 2026, or until his or her successor is elected and qualified, (ii) on an advisory basis, approved the Company’s named executive officer compensation, (iii) on an advisory basis, selected 1 year as the frequency of the advisory vote on executive compensation and (iv) ratified the selection of PwC to serve as the Company’s independent public accountant for the year ending December 31, 2023. Detailed results of each of the held votes are below.

		For	Against	Abstain
Proposal 1	Robert P. Badavas	61,666,231	2,695,868	1,947,654
	Pam Randhawa	55,712,908	8,740,437	1,856,408

Proposal 2		56,773,421	5,801,533	3,734,799

		1 Year	2 Years	3 Years	Abstain
Proposal 3		59,061,931	2,265,897	2,505,364	2,476,561

		For	Against	Abstain
Proposal 5		104,904,432	1,698,188	1,933,904

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

June 23, 2023	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho General Counsel